UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2016

Impax Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34263	65-0403311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30831 Huntwood Avenue, Hayward, CA	94544
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(510) 240-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective May 17, 2016, the Board of Directors (the “Board”) of Impax Laboratories, Inc. (the “Company”) amended the amended and restated bylaws of the Company, as amended (the “Bylaws”). The amendment to the Bylaws (“Amendment No. 4”) amends Article III, Section 14 of the Bylaws to decrease the maximum number of directors authorized to serve on the Board from nine to seven. As amended, this section provides that the authorized number of directors shall be no less than one nor more than seven.

The foregoing summary of Amendment No. 4 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 4, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2016 Annual Meeting of Stockholders on May 17, 2016. The final results of the voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal 1: Election of Directors

Each of the following seven nominees for director was elected to serve a term of one year and until his or her successor has been elected and qualified.

Nominee	Votes For	Against	Abstentions	Broker Non-Votes
Leslie Z. Benet, Ph.D.	51,591,503	399,314	7,843	9,354,509
Robert L. Burr	51,652,420	330,817	15,423	9,354,509
Allen Chao, Ph.D.	46,529,677	5,464,452	4,531	9,354,509
Mary K. Pendergast, J.D.	51,670,920	321,472	6,268	9,354,509
Peter R. Terreri	51,700,584	282,513	15,563	9,354,509
Janet S. Vergis	51,764,949	124,613	109,098	9,354,509
G. Frederick Wilkinson	51,801,430	190,893	6,337	9,354,509

Proposal 2: Third Amendment and Restatement of the Company’s 2002 Equity Incentive Plan

The resolution to approve the Third Amendment and Restatement of the Company’s 2002 Equity Incentive Plan to, among other items, increase the aggregate number of shares of the Company’s common stock that may be issued under such plan by 1,000,000 shares was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,852,558	1,134,855	11,247	9,354,509

Proposal 3: Advisory Vote on Executive Compensation

The resolution to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,704,130	1,169,316	125,214	9,354,509

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm

KPMG LLP was ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,027,451	297,381	28,337	_

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed herewith.

Exhibit No.	Description
3.1	Amendment No. 4 to the Amended and Restated Bylaws of Impax Laboratories, Inc., as amended effective May 17, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2016	IMPAX LABORATORIES, INC.

	By:	/s/ Bryan M. Reasons

Name: Bryan M. Reasons
Title: Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment No. 4 to the Amended and Restated Bylaws of Impax Laboratories, Inc., as amended effective May 17, 2016.